                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): February 13, 2003


                       AMERICAN INTERNATIONAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                      1-8787                   13-2592361
   (State or Other           (Commission File Number)       (IRS Employer
   Jurisdiction of                                          Identification No.)
   Incorporation)


                                 70 Pine Street
                            New York, New York 10270
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 770-7000

                   ------------------------------------------
         (Former name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure.

     Attached as Exhibit 99.1 are excerpts from a press release issued by American International Group, Inc. on February 13, 2003 announcing its results for the quarter and year ended December 31, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN INTERNATIONAL GROUP, INC.
                                                 (Registrant)

Date: February 13, 2003              By /s/ KATHLEEN E. SHANNON
                                        ------------------------------------
                                        Name: Kathleen E. Shannon
                                        Title: Vice President and Secretary

                                 EXHIBIT INDEX


Exhibit No.                        Description
-----------                        -----------

99.1 Excerpts from press release of American International Group, Inc. dated February 13, 2003.